Exhibit 32.1/32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Nicholas P. DeVito, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)the Annual Report on Form 10-K of Marizyme, Inc. for the fiscal year ended December 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Marizyme, Inc.

Date: April 15, 2020

/s/ Nicholas P. DeVito
Nicholas P. DeVito
Interim Chief Executive Officer (Interim Principal Executive and Financial and Accounting Officer)